Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent events [Abstract]
Disclosure of subsequent events [Text block]

Subsequent events

New share buyback program

On January 29, 2019, Philips announced a new share buyback program for an amount of up to EUR 1.5 billion. At the current share price, the program represents a total of approximately 46 million shares. Philips expects to start the program in the first quarter of 2019 and to complete it within two years. As the program will be initiated for capital reduction purposes, Philips intends to cancel all of the shares acquired under the program. The program will be executed by an intermediary to allow for purchases in the open market during both open and closed periods, in accordance with the EU Market Abuse Regulation.

Claim LG Electronics, Inc (LGE)

In connection with the CRT matter as referenced in Contingent assets and liabilities, the Company was served with a claim filed by LGE in the Seoul Central District Court on January 29, 2019. LGE claims restitution of EUR 64.6 million, representing a portion of the fine that LGE paid to the European Commission relating to the joint venture LG.Philips Displays for which LGE and the Company were jointly and severally liable. LGE alleges that based on the manner in which the fine was calculated, the Company should have paid proportionately more than it currently has.